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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

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                                                                                                 STATE OR OTHER JURISDICTION
                               CORPORATION OR PARTNERSHIP                                              OF INCORPORATION
                              ----------------------------                                       -----------------------------

                             Baytown Medical Center, Inc.
                           (d/b/a BayCoast Medical Center)                                                    TX

                            Lancaster Hospital Corporation
                        (d/b/a Lancaster Community Hospital)                                                  CA

                              Metropolitan Hospital, LP
                           (d/b/a Capitol Medical Center)                                                     VA

                        Paracelsus Clay County Hospital, Inc.
                         (d/b/a's Cumberland River Hospital)                                                  CA

                       Paracelsus Convalescent Hospitals, Inc.
                 (d/b/a's Lafayette Convalescent Hospital, Oak Park
                  Convalescent Hospital, Rheem Valley Convalescent
                   Hospital and University Convalescent Hospital)*                                            CA

                 PHC-DH, Inc. (f/k/a Paracelsus Davis Hospital, Inc.
                   and d/b/a Davis Hospital and Medical Center)*                                              UT

                  Paracelsus Fentress County General Hospital, Inc.
                      (d/b/a Fentress County General Hospital)                                                CA

               Paracelsus Healthcare Corporation of North Dakota, Inc.                                        ND

                        Paracelsus Healthcare Holdings, Inc.                                                  DE

                    Paracelsus Macon County Medical Center, Inc.
                       (d/b/a Flint River Community Hospital)                                                 CA

                       Paracelsus Medical Building Corporation                                                CA

                         Paracelsus Mesquite Hospital, Inc.
                       (d/b/a The Medical Center of Mesquite)                                                 TX

                            Paracelsus of Virginia, Inc.                                                      VA

          PHC-RMC, Inc. (f/k/a Paracelsus PHC Regional Medical Center, Inc.
                and d/b/a PHC Regional Hospital and Medical Center)*                                          UT

            PHC-PVH, Inc. (f/k/a Paracelsus Pioneer Valley Hospital, Inc.
                        and d/b/a Pioneer Valley Hospital)*                                                   UT

                         Paracelsus Real Estate Corporation                                                   CA

                     Paracelsus Santa Rosa Medical Center, Inc.
                          (d/b/a Santa Rosa Medical Center)                                                   CA

                                PHC Funding Corp. II                                                          CA

                               PHC-B of Midland, Inc.
                           (d/b/a Westwood Medical Center)                                                    TX

                    PHC-JVH, Inc. (f/k/a PHC-Jordan Valley, Inc.
                         and d/b/a Jordan Valley Hospital)*                                                   UT

                    PHC-SLC, Inc. (f/k/a PHC-Salt Lake City, Inc.
                   and d/b/a Salt Lake Regional Medical Center)*                                              UT

                                   PHC Utah, Inc.*                                                            UT

                               PHC/CHC Holdings, Inc.                                                         DE
                                 (d/b/a Paracelsus)

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* Assets sold in 1999